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                                                                    Exhibit 10.2

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                          WITH SILVERLEAF RESORTS, INC.

         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "First Amendment") is made between SILVERLEAF RESORTS, INC., a Texas corporation ("Silverleaf"), and SHARON K. BRAYFIELD (the "Employee").

                                    RECITALS:

         A. Silverleaf and Employee entered into that certain Employment Agreement between them dated effective as of April 15, 2002 (the "Employment Agreement").

         B. Silverleaf and Employee now desire to amend the Employment
Agreement.

         NOW, THEREFORE, in consideration of the premises and terms hereinafter set forth, the parties agree as follows:

                                   AMENDMENT:

         SECTION 1. AMENDMENT OF TERM. Silverleaf and Employee agree that the Term of the Employment Agreement is hereby extended to April 15, 2006.

         SECTION 2. TERMINATION PAYMENT. Silverleaf and Employee further agree that the second sentence of Section 4 of the Employment Agreement is hereby deleted and replaced with the following two new sentences: "If Employee's employment is terminated by Silverleaf, other than for Good Cause, then Employee shall be entitled to termination pay equal to the greater of: (1) the unpaid amount of the Employee's base compensation set forth in Subsection 3(a) for the remaining months during the Term of this Agreement; or (2) the amount of the Employee's base compensation set forth in Subsection 3(a) for a period of twelve months. The termination pay shall be payable in semi-monthly payments on the first and fifteenth days of each such month."

         SECTION 3. RATIFICATION. Except as amended by this First Amendment, the Employment Agreement is hereby ratified and confirmed in all respects.

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         EXECUTED this 18th day of August, 2003.

                                  "SILVERLEAF"

                                  SILVERLEAF RESORTS, INC.

                                  By: /s/ ROBERT E. MEAD
                                      ------------------------------------------
                                      ROBERT E. MEAD, Chief Executive Officer


                                  "EMPLOYEE"

                                  /S/ SHARON K. BRAYFIELD
                                  ----------------------------------------------
                                  SHARON K. BRAYFIELD